Exhibit 4.1

ORDINARY SHARES

PAR VALUE $.0756

富基旋风 FUTURE 富基旋风科技有限公司 efuture Information Tech Inc.

ORDINARY SHARES

PRINCIPAL REGISTER: THE CAYMAN ISLANDS

Certificate Number
ZQ 000431

Shares
600620****
600620**
****600620****
*****600620***
******600620**

E-FUTURE INFORMATION TECHNOLOGY INC.

(INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS)

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP G29438 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

*** SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY***

THIS IS TO CERTIFY THAT THE ABOVE-MENTIONED PERSON(S) IS/ARE THE REGISTERED HOLDER(S) OF FULLY PAID AND NONASSESSABLE ORDINARY SHARES, WITH PAR VALUE OF US$0.0756 PER SHARE AS DETAILED BELOW IN THE CAPITAL OF THIS COMPANY, SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE COMPANY.

No transfer of any of the Shares comprised in this Certificate will be recognized without the production of this Certificate.

Given under the seal of the Company.

DATED <<Month Day, Year>>

Chairman and Cheif Executive Officer

E-FUTURE INFORMATION TECHNOLOGY INC.
SEAL
CAYMAN ISLANDS

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST CO., INC.
(DENVER)
TRANSFER AGENT AND REGISTRAR,

By ____________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

14969

E-FUTURE INFORMATION TECHNOLOGY INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-		Custodian ________
				(Cust)	(Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors Act _______
(State)
JT TEN	-	as joint tenants with right of survivorship	UNIF TRF MIN ACT		Custodian (until age)
		and not as tenants in common		(Cust)	(Minor)
under Uniform Transfers to Minors Act _______
(State)
Additional abbreviations may also be used though not in the above list.

For value received, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________ Shares of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the

Dated: __________________20	Signature:

Signature(s) Guaranteed:	Signature:

BY:		Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.